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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2005
                                                        (September 2, 2005)

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                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-30045               38-3518829
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)



   2711 E. JEFFERSON AVE.
  DETROIT, MICHIGAN 48207                                 (313)-567-4348
   (Address of principal                         (Registrant's telephone number,
     executive offices)                                including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On September 2, 2005, the Company issued a press release disclosing that Geoff Wild was appointed to Catuity's Board of Directors and as the Chairman of the Company's Nomination and Governance Committee effective immediately. Mr. Wild will also serve on the Audit Committee.

A copy of the press release issued in regard to his appointment is included as
Exhibit 99.7


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit No.                   Description of Exhibits

         99.7                       Catuity Names Industry Expert to Fill Out
                                    Board of Directors


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CATUITY INC.
                                              (Registrant)


                                          By /s/ John H. Lowry
                                             -----------------------------------
                                             John H. Lowry
                                             Senior Vice President,
                                             Chief Financial Officer & Secretary


Date:  September 6, 2005


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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
   99.7            Catuity Names Industry Expert to Fill Out Board of Directors


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